UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 14, 2020 (Date of earliest event reported)

ARC Document Solutions, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification Number)

12657 Alcosta Blvd, Suite 200, San Ramon, CA (Address of principal executive offices)		94583 (Zip Code)
(925) 949-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On July 15, 2020, ARC Document Solutions, Inc. (the “Company”) issued a press release reporting its expectation regarding certain preliminary financial results for the second quarter 2020. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

2020 Voluntary Temporary Base Salary Reductions

On July 14, 2020, in response to the continuing COVID-19 global pandemic, the Company entered into letter agreements amending the executive employment agreements with each of Kumarakulasingam Suriyakumar, President and Chief Executive Officer; Jorge Avalos, Chief Financial Officer; Dilantha Wijesuriya, Chief Operating Officer, and Rahul K. Roy, Chief Technology Officer (collectively, the “Letter Agreements”). The Letter Agreements provide for continuation of voluntary base salary reductions previously disclosed on April 7, 2020, at the following levels, until further agreement between the parties to each agreement: (a) in the case of Mr. Suriyakumar, a forty-five percent (45%) temporary base salary reduction, and (b) in the case of each of Messrs. Avalos, Wijesuriya and Roy, a thirty percent (30%) temporary base salary reduction.

The foregoing summary of the Letter Agreements is not a complete description of the terms of such agreements and is qualified by reference to the full text of such agreements, which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Index
Exhibit No.	Description

10.1	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Kumarakulasingam Suriyakumar

10.2	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Jorge Avalos

10.3	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Dilantha Wijesuriya

10.4	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Rahul Roy

99.1	ARC Document Solutions, Inc. Press Release, dated July 15, 2020

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2020	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Jorge Avalos Jorge Avalos Chief Financial Officer

Exhibit Index
Exhibit No.	Description

10.1	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Kumarakulasingam Suriyakumar

10.2	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Jorge Avalos

10.3	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Dilantha Wijesuriya

10.4	Letter Agreement, dated July 14, 2020, between ARC Document Solutions, Inc. and Rahul Roy

99.1	ARC Document Solutions, Inc. Press Release, dated July 15, 2020